SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - December 15, 1998

                          FIRST LEESPORT BANCORP, INC.
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
                             ----------------------
                           State or other jurisdiction
                                of incorporation)



                                     0-14555
                             ----------------------
                                (Commission File
                                     Number)


                                   23-2354007
                             ----------------------
                                  (IRS Employer
                             Identification Number)


                             133 North Centre Avenue
                             Leesport, Pennsylvania
                      ------------------------------------
                    (Address of principal executive offices)


                                      19533
                      ------------------------------------
                                   (Zip Code)


       Registrant's telephone number including area code: (610) 926-2161
       ------------------------------------------------------------------



                                       N/A
          (Former name or former address, if changed since last report)






                     Page 1 of 8 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5

Item 1. Changes in Control of Registrant.

          Not  Applicable.

Item 2. Acquisition or Disposition of Assets.

          Not  Applicable.

Item 3. Bankruptcy or Receivership.

          Not  Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

          Not  Applicable.

Item 5. Other Events.

               First Leesport Bancorp, Inc. (the "Registrant") completed the acquisition of Essick & Barr, Inc., a Pennsylvania licensed insurance agency, the merger of Registrant's wholly owned subsidiary, First Leesport Insurance Acquisition Corporation with and into Essick & Barr, with the surviving corporation taking the name of "Essick & Barr, Inc.", and a corporate reorganization whereby Essick & Barr, Inc. became a wholly owned subsidiary of The First National Bank of Leesport, Registrant's wholly owned subsidiary and a second tier subsidiary of the Registrant. The acquisition, merger and reorganization was effected on December 7, 1998. The transaction was effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization, dated September 17, 1998 among the parties.

               The aggregate consideration exchanged and paid by Registrant in the acquisition was Three Million Five Hundred Thousand Dollars ($3,500,000), which consisted of 73,284 shares of common stock issued by Registrant and $1,715,000 paid in cash. The press release issued by Registrant is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 6. Resignations of Registrant's Directors.

          Not Applicable.

Item 7. Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               99 Press Release of Registrant, dated December 11, 1998, re: Registrant's Acquisition of Essick & Barr, Inc.

Item 8. Change in Fiscal Year.

          Not  Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

          Not  Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FIRST LEESPORT BANCORP, INC.
                                              (Registrant)


Dated: December 15, 1998                  By:  /s/ Raymond H. Melcher, Jr.
                                               -------------------------
                                               Raymond H. Melcher, Jr.
                                               President and
                                               Chief Executive Officer

                                  EXHIBIT INDEX

                                                                  Page Number
                                                                  in Manually
Exhibit                                                        Signed Original
-------                                                        ---------------


  99     Press Release of Registrant, dated December 11, 1998        7
         re: Registrant's Acquisition of Essick & Barr, Inc.